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                                                                   Exhibit 10.34

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 10, 2004
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                            REEBOK INTERNATIONAL LTD.
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             (Exact name of registrant as specified in its charter)

              MA                         1-9340                 04-2678061
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 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

          1895 J.W. FOSTER BOULEVARD
            CANTON, MASSACHUSETTS                             02021
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (781) 401-5000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 10, 2004 Reebok International Ltd. (the "Company") provided to Terry Pillow, President and Chief Executive Officer of the Company's wholly owned subsidiary The Ralph Lauren Footwear Co., Inc. ("Ralph Lauren Footwear"), a pledge of financial protection in the event that Mr. Pillow's employment were to be terminated within 24 months following a change of control in Ralph Lauren Footwear. Pursuant to such pledge, Mr. Pillow would receive of a lump sum payment equal to 200% of his then-current base salary and target bonus. In addition, Mr. Pillow would be able to participate in his then-current accident, life, and health insurance benefits for an additional 24 months or, in the alternative, to receive a lump sum payment sufficient for him to secure comparable benefits.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 25, 2005

                                                REEBOK INTERNATIONAL LTD.


                                                By: /s/ Kenneth I. Watchmaker
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                                                    Kenneth I. Watchmaker
                                                    Executive Vice President and
                                                    Chief Financial Officer